UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2005

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

As referenced in Visiphor Corporation’s (“Visiphor”) current report on Form 8-K filed October 7, 2005, and as more fully discussed in Items 2.01, 2.03 and 3.02 below, on October 5, 2005, Visiphor entered into an agreement to acquire the ownership interests of Sunaptic Solutions Incorporated (“Sunaptic”) pursuant to a certain share purchase agreement (the “Share Purchase Agreement”) among Michael James Hilton, Thomas Jame Healy, Ronald E. Matthews, Jason Fyfe, Paul McHenry, Simon Chester and Adam Bowron (the “Vendors”), Sunaptic and Visiphor (the “Acquisition”).  The Acquisition closed on November 18, 2005.  A copy of the Share Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Additionally, the information set forth under Items 2.01 “Completion of Acquisition or Disposition of Assets” and 2.03 “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” below are incorporated into this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 18, 2005, Visiphor completed the Acquisition.  Sunaptic was a privately held, Vancouver-based company specializing in providing integration solutions using Microsoft technologies such as .NET and BizTalk Server for the health care and financial services marketplaces.  Pursuant to the Share Purchase Agreement, Visiphor acquired all of the outstanding shares of Sunaptic for consideration of Cdn$3,200,000, consisting of Cdn$2,720,000 in cash and 1,066,666 common shares of Visiphor at a deemed price of Cdn$0.45 per share.  Such shares will be held in escrow, with 50% to be released on the 12th- and 18th-month anniversary dates of the closing of the Acquisition, respectively.

There are no material relationships, other than in respect to the Acquisition, between the Vendors and Visiphor and its affiliates, or any of its officers or directors, or any associate of such officers or directors.

A copy of the Share Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein.  A copy of the press release announcing the completion of the Acquisition is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 18, 2005, as a part of the Acquisition discussed under Item 2.01 of this Form 8-K, the cash portion of the consideration was funded by an interim loan to Visphor from Keith Kretschmer, a director and shareholder of Visiphor.  The interim loan was a non-convertible demand promissory note for USD$2,600,000, interest-free, unsecured and no collateral taken.  The Company will pay a financing fee of USD$15,000.

Visiphor plans to repay the loan in full through partial proceeds of its brokered private placement, which is anticipated to close on or about November 25, 2005.

Item 3.02 Unregistered Sales of Equity Securities

As discussed under Item 2.01 of this Form 8-K, pursuant to the Share Purchase Agreement, Visiphor issued 1,066,666 common shares of Visiphor at a deemed price of Cdn$0.45 per common share as part of the Cdn$3,200,000 aggregate consideration paid for the Acquisition of all of the outstanding common shares of Sunaptic.

The common shares issued under the Share Purchase Agreement on November 18, 2005 were issued outside the United States in reliance upon the exclusion from registration provided by Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”).

On November 14, 2005, Visiphor issued 500,000 common shares upon the exercise of warrants to Trivett Holdings Ltd., a Canadian company that is majority owned by a Visiphor director, in a private transaction outside the United States in reliance upon the exclusion from registration provided by Regulation S resulting in gross proceeds to Visiphor of Cdn$200,000.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.2 to this Form 8-K is a press release dated November 18, 2005.  Such exhibit is being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days after the date this Form 8-K must be filed.

(b)

Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days after the date this Form 8-K must be filed.

(d)

Exhibits

2.1

Share Purchase Agreement dated October 5, 2005, among Michael James Hilton, Thomas Jame Healy, Ronald E. Matthews, Jason Fyfe, Paul McHenry, Simon Chester, Adam Bowron, Sunaptic Solutions Incorporated and Visiphor Corporation

99.1

Press Release dated November 21, 2005

99.2

Press Release dated November 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: November  23, 2005

By:

/s/ Wayne Smith

 Wayne Smith

 Chief Operating Officer and

 Chief Financial Officer

Exhibit 2.1

MICHAEL JAMES HILTON

and

THOMAS JAME HEALY

and

RONALD E. MATTHEWS

and

JASON FYFE

and

PAUL McHENRY

and

SIMON CHESTER

and

ADAM BOWRON

and

SUNAPTIC SOLUTIONS INCORPORATED

and

VISIPHOR CORPORATION

SHARE PURCHASE AGREEMENT

October 5, 2005

Lang Michener LLP

TABLE OF CONTENTS

Page

PART 1 DEFINITIONS AND INTERPRETATION

2

DEFINITIONS

2

SCHEDULES

5

INTERPRETATION

6

PART 2 PURCHASE AND SALE

7

PURCHASE AND SALE OF SUNAPTIC SHARES

7

PURCHASE PRICE

7

PAYMENT OF THE CASH PAYMENT

7

ISSUANCE OF THE VISIPHOR SHARES

7

PART 3 REPRESENTATIONS AND WARRANTIES OF THE VENDORS

7

REPRESENTATIONS AND WARRANTIES IN RESPECT OF EACH VENDOR

7

PART 4 REPRESENTATIONS AND WARRANTIES IN RESPECT OF THE COMPANY

10

REPRESENTATIONS AND WARRANTIES IN RESPECT OF THE COMPANY

10

OTHER REPRESENTATIONS

20

RELIANCE

20

SURVIVAL

21

PART 5 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

21

REPRESENTATIONS AND WARRANTIES IN RESPECT OF THE PURCHASER

21

OTHER REPRESENTATIONS

24

RELIANCE

24

SURVIVAL

24

PART 6 COVENANTS

24

CONDUCT OF BUSINESS

24

AUDITED FINANCIAL STATEMENTS

26

ACCESS FOR AUDIT AND VISIPHOR OFFERING

26

EXCLUSIVE DEALINGS

26

FEES AND EXPENSES

27

VISIPHOR OFFERING

27

WITHHOLDING TAX

27

PART 7 PURCHASER’S CONDITIONS PRECEDENT

27

PURCHASER’S CONDITIONS

27

WAIVER

29

PART 8 VENDORS’ CONDITIONS PRECEDENT

29

VENDORS’ CONDITIONS

29

WAIVER

30

PART 9 CLOSING

30

CLOSING DATE AND LOCATION

30

VENDOR’S CLOSING DOCUMENTS

30

PURCHASER’S CLOSING DOCUMENTS

32

ESCROW OF VISIPHOR SHARES

33

PART 10 TERMINATION

33

TERMINATION RIGHTS

33

- ii -

EFFECT OF TERMINATION

33

PART 11 INDEMNITIES

34

INDEMNIFICATION OF PURCHASER

34

INDEMNIFICATION OF VENDOR

35

LIMITATIONS

35

EXCLUSIVE REMEDY

36

INDEMNIFICATION PROCEDURES FOR THIRD PARTY CLAIMS

36

PART 12 GENERAL

37

GOVERNING LAW AND ATTORNMENT

37

NOTICES

37

TIME OF ESSENCE

39

PUBLIC NOTICES

39

PUBLIC DISCLOSURE

39

ENTIRE AGREEMENT

39

WAIVER AND CONSENT

39

SEVERABILITY

39

AMENDMENTS

40

FURTHER ASSURANCES

40

ASSIGNMENT

40

ENUREMENT

40

COUNTERPARTS

40

SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made effective as of October 5, 2005,

AMONG:

MICHAEL JAMES HILTON, an individual with an address at 7345 – 147a Street, Surrey, British Columbia, V3S 9L7

(“Hilton”)

THOMAS JAME HEALY, an individual with an address at Suite 808 – 3663 Crowley Drive, Vancouver, British Columbia, V5R 6H4

(“Healy”)

RONALD E. MATTHEWS, an individual with an address at 977 Fort Fraser Rise, Port Coquitlam, British Columbia V3C 6K4

(“Matthews”)

JASON FYFE, an individual with an address at 508 – 888 Hamilton Street, Vancouver, British Columbia V6B 5W4

(“Fyfe”)

PAUL MCHENRY, an individual with an address at 1261 Richards Street, Vancouver, British Columbia V6B 3G3

(“McHenry”)

SIMON CHESTER, an individual with an address at 1601 – 1001 Richards Street, Vancouver, British Columbia V6P 1J6

(“Chester”)

ADAM BOWRON, an individual with an address at 302 – 1510 West 1st Avenue, Vancouver, British Columbia V6J 4S3

(“Bowron”)

(each of the foregoing a “Vendor”, and collectively, the “Vendors”)

AND:

SUNAPTIC SOLUTIONS INCORPORATED, a Canada Business Corporations Act corporation with an address at Suite 410 – 1508 West Broadway, Vancouver, British Columbia, V6J 1W8

(the “Company”)

AND:

VISIPHOR CORPORATION, a Canada Business Corporations Act corporation with an address at Suite 1100 – 4710 Kingsway, Burnaby, British Columbia, V5H 4M2

(the “Purchaser”)

WHEREAS:

(A)

the Vendors collectively own all of the Sunaptic Shares; and

(B)

the Vendors wish to sell to the Purchaser, and the Purchaser wishes to purchase from the Vendors, the Sunaptic Shares;

THIS AGREEMENT WITNESSES THAT the Parties, intending to be legally bound, covenant and agree as follows:

DEFINITIONS AND INTERPRETATION

Definitions

In this Agreement, including the recitals and schedules, the following words and phrases have the following meanings:

“Affiliate” means an affiliate as defined in the Canada Business Corporations Act (Canada) in effect on the date of this Agreement;

“Assets” means all property or assets of any nature or kind, whether real property or personal property, tangible or intangible;

“Associate” means an associate as defined in the Canada Business Corporations Act (Canada) in effect on the date of this Agreement;

“Audited Financial Statements” means the audited consolidated financial statements of the Company for the year ended December 31, 2004, consisting of a balance sheet as at the end of such period and a statement of retained earnings, income statement and statement of cash flows for such period;

“Business Day” means any day on which commercial banks are generally open for business in Vancouver, British Columbia other than a Saturday, Sunday or public holiday in Vancouver, British Columbia;

“Canadian GAAP” means generally accepted accounting principles applicable in Canada.  All determinations of an accounting nature in respect of the Company will be made in a manner consistent with Canadian GAAP and past practice with no changes in the method of application of the Company’s accounting policies or changes in the method of applying the Company’s use of estimates;

“Cash Payment” means $2,720,000 in cash;

“Closing” means the completion of the Sunaptic Share purchase and sale transaction on the terms and subject to the conditions contained in this Agreement;

“Closing Date” means 10:00 a.m. (Vancouver time) on November 18, 2005, or such other time or date as may be agreed to in writing by the Parties;

“Company’s Solicitors” means Blake, Cassels & Graydon LLP;

“Consents and Approvals” means all necessary consents and approvals required to be obtained in connection with the execution and delivery by the Company and the Vendors of this Agreement and the consummation of the transactions described herein, as listed on Schedule 0;

“Disclosure Schedule” means the disclosure schedule attached in Schedule 0.  The Disclosure Schedule will be arranged in sections corresponding to the numbered and lettered sections contained in this Agreement and the disclosure in any section qualifies other sections in this Agreement only to the extent that such disclosure specifically references the fact that it also qualifies or applies to such other specified sections;

“Employees and Contractors” means all individuals who are full-time, part-time or temporary employees or individuals engaged on contract to provide employment or similar services in respect of the Company;

“Encumbrance” means any lien, claim, charge, pledge, hypothecation, security interest, mortgage, title retention agreement, option, assignment, license or other encumbrance or adverse claim of any nature or kind whatsoever;

“Escrow Agent” means an independent law firm agreed to by the Parties, acting reasonably, or failing such agreement, Pacific Corporate Trust Company;

“Escrow Agreement” means an escrow agreement, in form and substance satisfactory to the Vendors and the Purchaser, acting reasonably, among the Vendors, the Purchaser and the Escrow Agent dated effective the Closing Date in respect of the Visiphor Shares and providing for, inter alia, the release of 50% of the Visiphor Shares on each of the 12 month and the 18 month anniversary of the Closing Date, subject in each case to claims properly brought by the Purchaser before such date;

“Financial Statements” means the unaudited financial statements of the Company for the year ended December 31, 2004 consisting of a balance sheet as at the end of such period and a statement of retained earnings, income statement and statement of cash flows for such period, and the income statements (profit and loss) of the Company for each calendar month of 2005 ending on August 31, 2005, copies of all of which are attached as Schedule 0;

“Government Entity” means (i) any international, multinational, national, federal, provincial, state, municipal, local or other government or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the foregoing, or (iii) any quasi-government or private body, in each case, having jurisdiction on behalf of any nation, province, territory, state or other geographic subdivision thereof and exercising any regulatory, judicial, legislative, expropriation or taxing authority;

“Hazardous Substances” means contaminants, pollutants, dangerous substances, liquid wastes, industrial wastes, hauled liquid wastes, toxic substances, hazardous wastes, hazardous materials, or hazardous substances as defined in or pursuant to, and in quantities or levels which exceed standards or criteria in effect under, any law, judgment, decree, order, injunction, rule, statute and regulation of any arbitrator or Government Entity by or to which the Company or its business or Assets are bound or subject;

“Income Tax Act” means the Income Tax Act (Canada) in effect on the date of this Agreement;

“Intellectual Property” means, in respect of a Person, all patents (including utility patents, design patents, registered industrial designs, utility models and certificates of addition), patent applications, copyright, trade marks (including trade names, business names and service marks), semiconductor topography rights, information rights in computer software and databases, internet domain names, know-how, trade secrets, other similar instruments or rights, whether registered or unregistered, and all rights in relation to any of the foregoing which are recognized in any jurisdiction, of the Person;

“Interim Financial Statements” means the unaudited interim financial statements of the Company for the six months ended June 30, 2005 and June 30, 2004 consisting of balance sheets as at the end of such periods and statements of retained earnings, income statements and statements of cash flows for such periods;

“Material Contracts” means those commitments, contracts, instruments, leases and other agreements, oral or written, by which the Company is bound or that have a warranty period or indemnity provision outstanding and which (i) provide revenue to the Company, including support agreements, or (ii) have total payment obligations on the part of the Company which exceed $25,000 or are for a term of one year or longer;

“Minority Shareholder” means each of Matthews, Fyfe, McHenry, Chester and Bowron individually, and “Minority Shareholders” means Matthews, Fyfe, McHenry, Chester and Bowron collectively;

“Party” means each party to this Agreement individually and “Parties” mean each party to this Agreement collectively;

“Person” includes an individual, corporation, limited liability corporation, unlimited liability company, body corporate, partnership, limited partnership, joint venture, association, trust or unincorporated organization or any trustee, executor, administrator or other legal representative thereof or any other entity (including a Government Entity);

“Principal” means each of Hilton and Healy individually, and “Principals” means Hilton and Healy collectively;

“Purchase Price” has the meaning ascribed to it in §0;

“Purchaser’s Closing Documents” means the closing documents set forth in §0 to be delivered by the Purchaser on or before the Closing Date;

“Purchaser’s Solicitors” means Lang Michener LLP;

“Sunaptic Shares” means all of the issued and outstanding shares in the capital of the Company;

“Sunaptic US” means Sunaptic Solutions International, Inc., a Delaware corporation;

“Term Sheet” means the term sheet among the Principals, the Company and the Purchaser dated September 9, 2005 concerning the subject matter hereof;

“Vendors’ Closing Documents” means the closing documents set forth in §0 to be delivered by the Vendors and the Company on or before the Closing Date;

“Visiphor Offering” means the raising by the Purchaser of funds by way of private placement of common shares in the capital of the Purchaser, which funds are at least equal to, net of all commissions and expenses, the amount of the Cash Payment; and

“Visiphor Shares” means 960,000 common shares in the capital of the Purchaser, or if the issue price of shares under the Visiphor Offering is not $0.50, means the number of common shares in the capital of the Purchaser calculated by dividing $480,000 by the price per share at which common shares in the capital of the Purchaser are issued pursuant to the Visiphor Offering and rounding down to the nearest whole number.

Schedules

The following schedules are attached to, form part of, and are hereby incorporated by reference into this Agreement:

Schedule 0 – Consents and Approvals

Schedule 0 – Financial Statements

Schedule 0 – Disclosure Schedule

Interpretation

In this Agreement, including the recitals and schedules, except as otherwise expressly provided herein:

“this Agreement” means this Share Purchase Agreement, including the schedules hereto, as it may from time to time be supplemented or amended;

the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Part, clause, subclause or other subdivision or schedule;

the singular of any term includes the plural and vice versa and the use of any term is equally applicable to any gender and where applicable to a body corporate;

the word “including” is not limiting (whether or not non-limiting language such as “without limitation” or “but not limited to” or other words of similar import are used with reference thereto);

all accounting terms not otherwise defined in this Agreement have the meanings assigned to them in accordance with Canadian GAAP;

the phrase “to the best of the knowledge of” or phrases of similar import in respect of a particular Person means to the actual knowledge, information and belief of such Person after making due enquiries to enable the Person to make the statement or disclosure.  Any reference in this Agreement to the “best of the knowledge of the Company”, or phrases of similar import, means to the actual knowledge, information and belief of any Principal Shareholder acting in his capacity as a senior executive of the Company, after due inquiry;

a reference to a Part is to a Part of this Agreement, and the symbol § followed by a number or some combination of numbers and letters refers to the section, paragraph, subparagraph, clause or subclause of this Agreement so designated;

the headings to the Parts and clauses of this Agreement are inserted for convenience only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

any reference to a corporate entity includes and is also a reference to any corporate entity that is a successor to such entity; and

the representations, warranties, covenants and agreements contained in this Agreement will not merge at the Closing and will continue in full force and effect from and after the Closing Date for the applicable period set out in this Agreement.

PURCHASE AND SALE

Purchase and Sale of Sunaptic Shares

In reliance on the representations and warranties, and on the terms and subject to the conditions contained in this Agreement, at the Closing, the Purchaser will purchase from each Vendor, and each Vendor will sell, assign and transfer to the Purchaser, all of such Vendor’s Sunaptic Shares, free and clear of all Encumbrances.

Purchase Price

The total purchase price payable by the Purchaser to the Vendors for the Sunaptic Shares will be $3,200,000 (the “Purchase Price”).  The payment of the Cash Payment in accordance with §0 and the issuance of the Visiphor Shares in accordance with §0 will be full and complete satisfaction and payment of the Purchase Price.

Payment of the Cash Payment

The Cash Payment will be apportioned among the Vendors pro rata based on the percentage of Sunaptic Shares they hold respectively as set forth in the Disclosure Schedule.  Subject to §0, such apportionments of the Cash Payment will be paid by the Purchaser to the respective Vendor by certified cheque on the Closing Date.

Issuance of the Visiphor Shares

The Visiphor Shares will be apportioned among the Vendors pro rata based on the percentage of Sunaptic Shares they hold respectively as set forth in the Disclosure Schedule, with fractions rounded down to the nearest whole number.  Such apportionments of the Visiphor Shares will be issued by the Purchaser in the name of the respective Vendor and delivered to the Escrow Agent in trust on the Closing Date to be held by the Escrow Agent in escrow in accordance with the Escrow Agreement.  The Vendors acknowledge and agree that the Visiphor Shares will be subject to restrictions on trading imposed by applicable securities legislation and the rules of the TSX Venture Exchange.

REPRESENTATIONS AND WARRANTIES OF THE VENDORS

Representations and Warranties in Respect of Each Vendor

Each Vendor, severally and not jointly in any combination, represents and warrants to the Purchaser that as at both the effective date of this Agreement and the Closing Date

Capacity – such Vendor has all necessary legal right and capacity to execute and deliver this Agreement, to transfer the legal and beneficial title and ownership of the Sunaptic Shares owned by such Vendor to the Purchaser, to perform all of such Vendor’s obligations hereunder and to comply with the terms and provisions of this Agreement, and this Agreement constitutes a valid and binding obligation of such Vendor in accordance with its terms,

No Approvals Required – no authorization, approval, order, license permit or consent of any Government Entity nor the registration, declaration or filing by any such Vendor with any such Government Entity is required in order for such Vendor

1.

to execute and deliver this Agreement or any other agreement, certificate or instrument to be executed or delivered by such Vendor pursuant to or contemplated by this Agreement,

2.

to incur the obligations expressed to be incurred by such Vendor pursuant to this Agreement, or

3.

to duly perform and observe the terms and provisions of this Agreement,

No Conflict – such Vendor is not a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur or which gives rise to a requirement to obtain any authorization, consent, approval or waiver from any third Person as a result of, and there are no actions, claims, suits, litigation, investigations or proceedings pending or threatened against or affecting such Vendor which would prevent

4.

the execution and delivery by such Vendor of this Agreement or any other agreement, certificate or instrument to be executed or delivered by such Vendor pursuant to or contemplated by this Agreement, or

5.

the performance by such Vendor of its obligations pursuant to, or the observance by such Vendor of any of the terms and provisions of, this Agreement,

No Other Agreements – no Person has any agreement, option or right, present or future, contingent, absolute or capable of becoming an agreement, option or right, or which with the passage of time or the occurrence of any event could become an agreement, option or right, to require such Vendor to, sell, transfer, assign or otherwise dispose of such Vendor’s Sunaptic Shares, except for such agreements, options or rights waived in writing and delivered to the Purchaser,

No Fees Payable – no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Vendor,

Title to Sunaptic Shares – such Vendor owns and has good and marketable title to all of the Sunaptic Shares set forth opposite such Vendor’s name in the Disclosure Schedule as the legal and beneficial owner thereof, free of all Encumbrances whatsoever and such Sunaptic Shares represent all of the Sunaptic Shares owned by such Vendor.  Such Sunaptic Shares are not subject to any voting trust agreement or other agreement relating to ownership, voting, dividend rights or their disposition, except as disclosed in the Disclosure Schedule,

Residency of Vendors – such Vendor is not a “non-resident” of Canada for the purposes of section 116 of the Income Tax Act and there are no taxes or duties which should be withheld by the Purchaser from the Purchase Price by reason of the residency of such Vendor,

Company Assets – such Vendor does not have any right or interest in or to any Intellectual Property or other Asset owned by or used by the Company in its business as presently conducted or as currently proposed by the Company to be conducted,

Bankruptcy – such Vendor has not made an assignment in favour of its creditors or a proposal in bankruptcy to its creditors or any class thereof, and no petition for a receiving order has been presented in respect of it.  Such Vendor has not initiated proceedings with respect to a compromise or arrangement with its creditors or, if such Vendor is not a natural person, its winding up, liquidation or dissolution.  No receiver or interim receiver has been appointed in respect of such Vendor or any of such Vendor’s undertakings, property or assets (including the Sunaptic Shares) and no execution or distress has been levied on any of its undertakings, property or assets, nor have any proceedings been commenced in connection with any of the foregoing,

Undisclosed Information – such Vendor does not have any information relating to the Sunaptic Shares owned by such Vendor, which is not generally known or which has not been expressly disclosed in writing to the Purchaser by the Vendor and which if known could reasonably be expected to have an adverse effect on such Vendor’s ownership of or right, authority, power or capacity to transfer to the Purchaser legal and beneficial title and ownership of all of such Vendor’s Sunaptic Shares, free and clear of all Encumbrances, and

Legal Advice – such Vendor acknowledges and agrees that the Purchaser’s Solicitors have acted as counsel only to the Purchaser and the Company’s Solicitors have acted as counsel only to the Company and that the Purchaser’s Solicitors and the Company’s Solicitors are not protecting the rights and interests of any other Party and that such Vendor had the opportunity to seek and was not prevented by the Purchaser, the Company or any other Vendor from seeking independent legal advice before the execution and delivery of this Agreement and all other agreements, certificates or instruments to be executed or delivered by such Vendor pursuant to or contemplated by this Agreement.  In the event that such Vendor did not avail himself of that opportunity before signing this Agreement, that such Vendor did so voluntarily without any undue pressure and agrees that such failure to obtain independent legal advice will not be used by such Vendor as a defence to the enforcement of such Vendor’s obligations under this Agreement or such other agreements, certificates or instruments.

REPRESENTATIONS AND WARRANTIES IN RESPECT OF THE COMPANY

Representations and Warranties in Respect of the Company

The Company represents and warrants to the Purchaser that as at both the effective date of this Agreement and the Closing Date, except to the extent set forth in the Disclosure Schedule,

Organization and Good Standing — the Company is duly continued under the Canada Business Corporations Act and is validly existing and in good standing with respect to the filing of annual returns required thereunder, and has all necessary legal and corporate power and authority to own its property and assets and to carry on its business as presently conducted.  The Company has delivered to the Purchaser complete and correct copies of its constating documents including its certificate of incorporation and its articles and bylaws, all as may be amended, and the minute books of the Company which contain complete and correct copies of all proceedings and actions taken at all meetings of, or effected by written consent of, the shareholders and the board of directors (including any committees thereof) of the Company.  The Company is duly qualified, licensed or registered to carry on business in the jurisdictions where it owns, leases or operates its property, except where the failure to be so qualified, licensed or registered individually or in the aggregate, is not reasonably likely to have a material adverse effect on the Company,

No Approvals Required – except as has been or will be obtained before the Closing Date, no vote or consent of the holders of any class or series of Sunaptic Shares is necessary to approve and adopt this Agreement or to consummate any of the transactions contemplated hereby, and no authorization, approval, order, license, permit or consent of any Government Entity nor the registration, declaration or filing by the Company with any such Government Entity is required in order for the Company

6.

to execute and deliver this Agreement or any other agreement, certificate or instrument to be executed or delivered by the Company pursuant to or contemplated by this Agreement,

7.

to incur the obligations expressed to be incurred by the Company pursuant to this Agreement, or

8.

to duly perform and observe the terms and provisions of this Agreement,

No Conflict – subject to obtaining the Consents and Approvals, the Company is not a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur, or which could be terminated, cancelled or accelerated, in whole or in part, or which allows any Person to exercise any rights or gives rise to a requirement to obtain any authorization, consent, approval or waiver from any third Person, as a result of the execution and delivery of this Agreement or the consummation of any of the transactions provided for herein,

No Litigation – there is no claim, suit, action, litigation, arbitration proceeding or Government Entity proceeding, including any appeal or application for review, in progress, pending or to the knowledge of the Company threatened against, or relating to the Company or affecting the Company’s Assets or business,

Compliance with Laws – the Company and its Assets, operations and business have been and are being operated and have been and are in material compliance with all laws or orders applicable to its business or operations.  The Company has not received a notice or other communication alleging a possible violation of any law or order applicable to its business or operations,

Capitalization — the authorized and issued share capital of the Company and Sunaptic US, together with the names and residency of each shareholder and the number, class and kind of shares outstanding, is as set forth in the Disclosure Schedule.  All such outstanding shares in the capital of the Company and Sunaptic US have been duly and validly issued and are outstanding as fully paid and non-assessable shares in the capital of the respective company and represent all of the issued and outstanding shares in the capital of the respective company,

No Other Agreements – no Person has any agreement, option or right, present or future, contingent, absolute or capable of becoming an agreement, option or right, or which with the passage of time or the occurrence of any event could become an agreement, option or right, to require the Company or Sunaptic US to

9.

allot or issue any further or other share in its capital or any other security convertible or exchangeable into any share in its capital,

10.

convert or exchange any security into or for any share in its capital, or

11.

purchase, redeem or otherwise acquire any issued and outstanding share in its capital,

Other Interests – the Company does not own any share in or other security of, or have any equity, partnership or proprietary interest in the Assets or business of, any other Person, except Sunaptic US.  Sunaptic US was incorporated under the laws of the State of Delaware on August 1, 2005 and has not carried on or conducted any business, entered into any agreements, employed any Person, incurred any liabilities, acquired any Assets, entered into any of the transactions set forth in §16, 8, 10, 11 or 13 or agreed to do any of the foregoing,

Title to Sunaptic US Shares – the Company owns and has good and marketable title to all of the issued and outstanding shares in the capital of Sunaptic US as the legal and beneficial owner thereof, free of all Encumbrances whatsoever,

Residency of the Vendors – the Disclosure Schedule contains a complete and correct list of the residency of each Vendor, and to the knowledge of the Company there is no reason why the Purchaser cannot rely on such residency information for the purposes of determining whether it is required to make a withholding from the Purchase Price for tax purposes,

Financial Statements – the Financial Statements were derived from and are in accordance with the books and records of the Company and have been prepared in accordance with Canadian GAAP and, with respect to the December 31, 2004 Financial Statements, fairly present the financial position of the Company as at that date and the results of the Company’s operations, cash flows and the changes in the Company’s financial position for the period then ended, and with respect to the monthly income statements ending on August 31, 2005, fairly present the results of the Company’s operations,

Other Financial Statements – the Audited Financial Statements and Interim Financial Statements, when delivered, will be derived from and in accordance with the books and records of the Company and will have been prepared in accordance with Canadian GAAP and will fairly present the consolidated financial position of the Company as at the respective dates thereof and the results of the Company’s operations, cash flows and the changes in the Company’s financial position for the respective periods then ended,

Accuracy of Records – all financial transactions of the Company have been fairly reflected in the accounting and financial books and records of the Company, and such books and records are stated in reasonable detail and fairly reflect the basis for the Financial Statements, the Audited Financial Statements and the Interim Financial Statements,

Bankruptcy – the Company has not made an assignment in favour of its creditors or a proposal in bankruptcy to its creditors or any class thereof, and no petition for a receiving order has been presented in respect of it.  The Company has not initiated proceedings with respect to a compromise or arrangement with its creditors, or for its winding-up, liquidation or dissolution.  No receiver or interim receiver has been appointed in respect of the Company or its Assets and no execution or distress has been levied on the Company’s Assets, nor have proceedings been commenced in respect of any of the foregoing,

Absence of Undisclosed Liabilities – except to the extent disclosed, reflected or reserved against in the December 31, 2004 Financial Statements or incurred in the ordinary and normal course of the business of the Company since December 31, 2004, the Company does not have any outstanding indebtedness or any liabilities or obligations (whether accrued, accruing, absolute, contingent or otherwise) and all such reserve amounts are adequate based on the past experience of the Company and are consistent with the accounting procedures used by the Company in previous fiscal periods and there is nothing which indicates that such reserves are not adequate or that higher reserves should be taken,

Absence of Changes – since December 31, 2004 there have not been

12.

any changes in the condition or operations of the business, Assets or financial affairs of the Company which are, individually or in the aggregate, materially adverse, or

13.

any damage, destruction or loss, labour unrest or other event, development or condition, of any character (whether or not covered by insurance) which is not generally known or which has not been disclosed to the Purchaser in writing, or which to the knowledge of the Company, may materially adversely affect the business or Assets of the Company,

Absence of Unusual Transactions – since December 31, 2004 the Company has not

14.

transferred, assigned, sold or otherwise disposed of any Asset shown or reflected in the Financial Statements or forgiven, cancelled or released any debt or claim, except in the ordinary and normal course of its business,

15.

incurred or assumed any obligation or liability (fixed or contingent), except unsecured current obligations and liabilities incurred in the ordinary and normal course of its business,

16.

issued or sold any share in its capital or any warrant, bond, debenture or other corporate security or issued, granted or delivered any right, option or other commitment for the issuance of any such or other security,

17.

discharged or satisfied any Encumbrance, or paid any obligation or liability (fixed or contingent), other than current liabilities or the current portion of long-term liabilities disclosed in the Financial Statements or current liabilities incurred since the date thereof in the ordinary and normal course of its business,

18.

declared or made any payment of any dividend or other distribution in respect of any of its shares other than in the ordinary and normal course, nor purchased, redeemed, subdivided, consolidated, or reclassified any share in its capital,

19.

entered into any transaction not in the ordinary and normal course of its business,

20.

made any gift of money or of any Asset to any Person,

21.

amended or changed or taken any action to amend or change its constating documents,

22.

increased or agreed to increase the remuneration of, or paid or agreed to pay any pension, share of profits or other similar benefit to any of its directors, officer or Employees and Contractors or former directors, officers or Employees and Contractors, other than in the ordinary and normal course of its business consistent with past practice and disclosed in writing to the Purchaser,

23.

made any payment of any kind to or on behalf of any of the Vendors or any Affiliate or Associate of a Vendor other than business related expenses, salaries and bonuses in the ordinary and normal course of its business consistent with past practice and as disclosed in the Financial Statements or in writing to the Purchaser,

24.

mortgaged, pledged, subjected to any lien, granted an option or a security interest in respect of or otherwise encumbered any of its Assets, or

25.

authorized or agreed or otherwise become committed to do any of the foregoing,

Title to Assets – the Company has legal and beneficial ownership of and good and marketable title to all its Assets, including all such Assets reflected in its financial books and records, free and clear of all Encumbrances and none of such Assets is in the possession of or under the control of any other Person,

Leased Assets – the Disclosure Schedule sets out a list of all equipment and other personal property leases or licenses of the Company.  All rental or other payments required to be paid by the Company pursuant to such leases or licenses have been duly paid and the Company is not otherwise in default in meeting its obligations thereunder,

Collectability of Accounts Receivable – the accounts receivable and other debts due to the Company as shown in the December 31, 2004 Financial Statements or arising after the date thereof have been recorded in accordance with Canadian GAAP,

Bank Accounts and Powers of Attorney – the Disclosure Schedule sets out a correct and complete list showing (i) the name of each bank or other financial institution with which the Company has an account or safe deposit box and the names of all Persons authorized to draw on the account or to have access to the safe deposit box, and (ii) the names of all Persons holding powers of attorney from the Company.  True and complete copies of such powers of attorney, if any, have been provided to the Purchaser,

Leased Property – the Company does not own any real property.  The Company is not a party to or bound by any leases of real property other than those set out in the Disclosure Schedule and, to the knowledge of the Company, all interests held as lessee are free and clear of all Encumbrances, except for the Encumbrances set out in the Disclosure Schedule.  All rental and other payments required to be paid by the Company under such leases have been duly paid and there is not otherwise any default by the Company in meeting its obligations under any such lease,

Material Contracts – all current Material Contracts are set out in the Disclosure Schedule along with each party thereto and

26.

each such Material Contract is in full force and effect and is a valid and binding agreement of the Company,

27.

the Company has performed or is performing all obligations required to be performed by it under each such Material Contract and is not in breach or default thereunder and, to the knowledge of the Company, no other party to any such Material Contract is in breach or default thereunder, and

28.

the Company does not know of any circumstances that are reasonably likely to occur that could reasonably be expected to adversely affect the Company’s ability, up to Closing, to perform its obligations under any Material Contract.

Shareholder Loans – there are no shareholder loans outstanding in respect of the Company,

Directors – no amounts will be due or owing to any of the members of the board of directors of the Company or the board of directors of Sunaptic US as a result of such member’s resignation or removal,

Employees and Contractors – the Disclosure Schedule contains a complete and accurate list of the Employees and Contractors, together with their date of hire, title or classification, current wages, salaries or hourly rate of pay, benefits, vacation entitlement, commissions and bonus or other material compensation paid since the beginning of the most recently completed fiscal year or payable to each such Employee and Contractor as of the date of this Agreement, which will be updated as of the Closing Date and attached to the certificate described in §0.  Except as disclosed in the Disclosure Schedule, the Company is not a party to any written or oral contract, agreement or other commitment with any Employee and Contractor other than contracts of indefinite duration which are terminable by the Company without cause on reasonable notice as determined in accordance with applicable law.  Accurate and complete details of the total remuneration paid by the Company to each Vendor under such Vendor’s employment agreement with the Company have been disclosed in writing to the Purchaser.  The Company is not aware of the intention of any Employee and Contractor, who is an executive or senior officer, to terminate his or her employment.  The Disclosure Schedule also lists the Employees and Contractors of the Company who

29.

have been absent continually from work for a period in excess of one month, as well as the reason for their absence, including all Employees and Contractors on disability (whether short-term or long-term),

30.

are in receipt of workers’ compensation benefits on account of their employment by the Company,

31.

are on an authorized unpaid leave of absence (including maternity or parental leave or unpaid sick leave) from the Company, or

32.

are entitled to post-retirement or other benefits provided through a benefit program sponsored by the Company or in which the Company participates,

Workers’ Compensation – there are no complaints, claims or charges pending or outstanding or, to the best of the knowledge of the Company, anticipated, nor are there any orders, decisions, directions or convictions currently registered or outstanding by any tribunal or agency against or in respect of the Company under or in respect of any workers’ compensation legislation.  There are no Employees and Contractors in respect of whom the Company has been advised by the Workers’ Compensation Board that such Employees and Contractors are in receipt of benefits under workers’ compensation legislation.  There are no appeals pending before the Workers’ Compensation Board involving the Company and all levies, assessments and penalties made against the Company pursuant to workers’ compensation legislation have been paid,

Union Contracts – the Company is not a party to any collective agreement with any labour union or employee association and has not made any commitments to or conducted any negotiations with any labour union or employee association with respect to any future collective agreement and the Company is not aware of any current attempts to organize, establish or certify any labour union or employee association with respect to any Employees and Contractors of the Company or of any contractor or agency with which the Company has a contract for the provision of personnel or the services of personnel, nor is any such union or association presently certified with regard to a bargaining unit,

Insurance - to the best of the knowledge of the Company, the Company maintains insurance in force against loss on such Assets, against such risks, in such amounts and to such limits as is in accordance with prudent business practices prevailing in its business.  Particulars of all insurance maintained by each Company are set forth in the Disclosure Schedule,

Copies of Agreements – accurate and complete copies of all agreements referred to herein or in the Disclosure Schedule have been delivered to the Purchaser,

Corporate Records – the Company has kept all records required to be kept by the Canada Business Corporations Act,

Permits and Licences – the Company holds all authorizations, approvals, orders, licenses, permits or consents issued by any Government Entity which are necessary in connection with the conduct and operation of its business as it is currently conducted and the ownership, leasing or use of its Assets as the same are now owned, leased, used conducted or operated.  The Company is not in material breach of or in default under any of the terms or conditions thereof, and all such authorizations, approvals, orders, licences, permits and consents issued by a Government Entity are listed in the Disclosure Schedule,

Tax Filings and Payments – the Company

33.

has filed or caused to be filed within the time prescribed

all federal and provincial income tax returns and election forms and the income tax returns of any other jurisdiction required to be filed and all such returns and forms are true, complete and accurate in all material respects and the amounts of tax payable shown in all such returns prepared by the Company are correct in all material respects, and all returns, reports, and information required to be filed with any Government Entity with respect to sales tax, property tax, property transfer tax, and every other tax (by whatever name) that the Company is required to file and all such returns, reports, and information are true, complete and accurate in all material respects,

34.

has paid or caused to be paid all taxes due and payable (including all federal, provincial and local taxes, assessments or other imposts in respect of its income or Assets and all other taxes described in §0), and all interest and penalties thereon, if any, for all previous years and all required instalments of taxes due and payable for the current fiscal year have been paid, and

35.

has withheld all amounts required to be withheld by the Company from salary and other payments to its Employees and Contractors including pursuant to any taxing laws to which it is subject, and has remitted all such amounts, including all interest and penalties thereon, to the relevant Government Entity,

Additional Tax Matters – the Company has not

36.

during the past 10 years, made any election under §85 of the Income Tax Act with respect to the acquisition or disposition of any Assets, or

37.

during the past 10 years, made any election under §83 of the Income Tax Act with respect to the payment out of its capital dividend account,

Goods and  Services Tax – with respect to the goods and services tax (“GST”) under the Excise Tax Act (Canada)

38.

the Company is registered for GST purposes,

39.

the Company has no deferred obligations or liabilities under any section of the Excise Tax Act (Canada),

40.

all GST required to be collected by the Company has been collected and all GST amounts required to be remitted to the Receiver General for Canada, and all interest and penalties related thereto, if any, have been remitted, and

41.

all GST returns and reports of the Company required by law to be filed have been filed within the time prescribed and are true, correct, complete and accurate in all material respects,

Indebtedness to Vendors – except for the payment of salaries and other compensation payable in the ordinary and normal course and reimbursement for out-of-pocket expenses in the ordinary and normal course and amounts disclosed in the Financial Statements or the Disclosure Schedule, the Company is not indebted to any Vendor or to any of its directors, officers or Employees and Contractors, or any Affiliate or Associate thereof,

Conduct of Business – to the knowledge of the Company, it is not conducting its business in material contravention of any Material Contract or law, regulation or direction of any Government Entity,

Condition of Assets – all tangible Assets used by the Company in connection with its business are in good operating condition and in a good state of maintenance and repair, reasonable wear and tear excepted,

Intellectual Property –

42.

the Disclosure Schedule lists all Intellectual Property (other than unregistered copyrights, know-how, trade secrets and off-the-shelf office productivity software) and all registration applications therefor owned by or licensed to the Company that is material to its business.  The Company has delivered to the Purchaser complete and correct copies of all license agreements to which the Company is a party relating to such Intellectual Property.  The conduct of the business of the Company, as presently conducted and as currently proposed by the Company to be conducted, does not, to the best knowledge of the Company, conflict with, or result in any violation of, or default under, or give rise to any right, license or encumbrance relating to, Intellectual Property owned by the Company or with respect to which the Company now has or has had any contract with any third party, or any right of termination, cancellation or acceleration of any Intellectual Property right or obligation set forth in any contract to which the Company is a party, or the loss or encumbrance of any Intellectual Property or benefit related thereto, or result in the creation of any Encumbrance in or upon any Intellectual Property or right owned or used by the Company,

43.

the Company uses all Intellectual Property that it does not own only in the manner and for the purposes authorized and specified by the owner or licensor of such Intellectual Property, and to the extent the Company has granted exclusive rights to Intellectual Property to another Person, the Company has not used such Intellectual Property for any purpose, including for development purposes or sale or distribution, except to such other Person,

44.

the Company owns, or is licensed or otherwise has the right to use, in each case, without ongoing payments to third parties except as disclosed in the

Disclosure Schedule, and free and clear of any Encumbrances, all Intellectual Property used in or necessary to carry on its business as presently conducted or as currently proposed by the Company to be conducted,

45.

to the best knowledge of the Company, the Company and the Company’s products and services do not and have not infringed upon or otherwise violated the rights of any Person with regard to any Intellectual Property owned by, licensed to or otherwise used by such Person,

46.

to the best knowledge of the Company, no Person is infringing on or otherwise violating any right of the Company with respect to any Intellectual Property owned by, licensed to or otherwise used by the Company,

47.

each current or former officer, Employee and Contractor or consultant of the Company has assigned and transferred, or on or before the Closing Date will have assigned and transferred, to the Company all ownership and other rights of any nature whatsoever of such Person in any Intellectual Property claimed to be owned by the Company, no current or former director of the Company has any ownership or other rights of any nature whatsoever in any Intellectual Property claimed to be owned by the Company and no current or former director, officer, Employee and Contractor or consultant of the Company (or any member of their immediate families) has a valid claim against the Company in connection with the involvement of such Persons in the conception and development of any computer software or other Intellectual Property of the Company,

48.

all software, other than generally available software, such as WordPerfect and the like and generally available system development tools, that is either marketed to customers of the Company as a program or as part of a product or service or used by the Company to support its business is owned by the Company or the Company has the right to use, modify, copy, sell, distribute, sublicense and make derivative works from such software (to the extent required to operate the business of the Company as presently conducted or proposed to be conducted), free and clear of any limitations or Encumbrances,

49.

the Company does not own title to or use any registered service mark, trade name or trademark, or, to the best knowledge of the Company, any service mark, trade name or trademark in which a third Person has any legal interest, except with the consent of such third person,

Environmental Matters –

50.

the Company has not used any of its properties or Assets, or permitted them to be used, to generate, manufacture, refine, treat, transport, store, handle, dispose of, transfer, produce or process Hazardous Substances, except in compliance with applicable laws, judgments, decrees, orders, injunctions, rules, statutes and regulations of all arbitrators or Government Entities, including all environmental, health and safety statutes and regulations,

51.

the business of the Company and its Assets comply with all applicable laws, judgments, decrees, orders, injunctions, rules, statutes and regulations of all arbitrators or Government Entities, with respect to environmental, health and safety statutes and regulations,

52.

the Company’s business and Assets are not subject to any judicial or administrative proceeding alleging the violation of any applicable environmental, health or safety law, judgment, decree, order, injunction, rule, statute or regulation,

53.

to the knowledge of the Company, its business and Assets are not the subject of investigation by any Government Entity evaluating whether any remedial action is needed to respond to a release of any Hazardous Substance into the environment,

54.

the Company has not filed any notice under any applicable environmental, health or safety law, judgment, decree, order, injunction, rule, statute or regulation indicating past or present treatment, storage or disposal of a Hazardous Substance or constituent, or other substance into the environment by the Company,

No Fees Payable – no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.  Except as set forth in the Term Sheet, the Company has not paid or agreed to pay any fee, commission or expense incurred by any of its shareholders (including the fees, commissions or expenses of any accountant, auditor, broker, financial advisor, consultant or legal counsel retained by or on behalf of any such shareholder) arising from or in connection with this Agreement or any of the transactions contemplated by this Agreement,

Undisclosed Information – the Company does not have any material information which is not generally known or which has not been disclosed to the Purchaser by the Company and which if known could reasonably be expected to have a material adverse effect on the value of the shares or on the business of the Company.

Other Representations

All statements contained in any written certificate or other written instrument delivered by or on behalf of a Vendor or the Company pursuant to this Agreement will be deemed to be representations and warranties by such Vendor or the Company, as applicable, hereunder.

Reliance

Each Vendor and the Company acknowledge and agree that the Purchaser has entered into this Agreement relying on the warranties and representations and other terms and conditions of this Agreement.

Survival

The representations and warranties of the Vendors and the Company contained in this Agreement will survive the Closing and continue in full force and effect for a period of 18 months after the Closing Date, except for such representations and warranties contained in

§0 through §0 inclusive, which will survive the Closing and continue in full force and effect for so long as an assessment, re-assessment or other form of recognized document assessing liability for taxes in respect of any taxation year or period of the Company to which such representation or warranties extend could be issued under applicable law, and all rights of objection or appeal (or similar rights howsoever termed) have expired or been finally determined, and taking into account any applicable waiver or extension of time filed or granted, and 30 days thereafter, and

§0, §0, §0 and §0 which will have no time limitation.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Representations and Warranties in Respect of the Purchaser

The Purchaser represents and warrants to the Vendors that as at both the effective date of this Agreement and the Closing Date

Organization and Good Standing – the Purchaser is duly incorporated under the laws of its jurisdictions of incorporation and is validly existing and in good standing with respect to the filing of annual returns under such laws,

Authorized Issuer – the Purchaser is a reporting issuer in British Columbia and, to the knowledge of the Purchaser, is not in material default of any applicable securities law or rule of the TSX Venture Exchange,

No Orders – no order ceasing or suspending trading in securities of the Purchaser is outstanding against the Purchaser, its directors or officers, and no investigations or proceedings for such purposes are pending or, to the knowledge of the Purchaser, threatened,

Authority – the Purchaser has all necessary corporate right, authority, power and capacity to execute and deliver this Agreement, to acquire the Sunaptic Shares, to perform all of  its obligations hereunder and to comply with the terms and provisions of this Agreement and this Agreement constitutes a valid and binding obligation of the Purchaser in accordance with its terms,

No Approvals Required – relying upon the Vendors’ and the Company’s representations and warranties set forth in this Agreement and except for filings required by applicable securities legislation or the TSX Venture Exchange, no authorization, approval, order, license, permit or consent of any Government Entity, regulatory body or court nor the registration, declaration or filing by the Purchaser with any such Government Entity, regulatory body or court is required in order for the Purchaser

55.

to execute and deliver this Agreement or any other agreement, certificate or instrument to be executed or delivered by the Purchaser pursuant to or contemplated by this Agreement,

56.

to incur the obligations expressed to be incurred by such Vendor pursuant to this Agreement, or

57.

to duly perform and observe the terms and provisions of this Agreement,

No Conflict – the Purchaser is not a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, or under which any default would occur as a result of

58.

the execution and delivery by the Purchaser of this Agreement or any other agreement, certificate or instrument to be executed or delivered by the Purchaser pursuant to or contemplated by this Agreement, or

59.

the performance by the Purchaser of its obligations pursuant to, or the observance by the Purchaser of any of the terms and provisions of, this Agreement,

Investment Canada – the Purchaser is not a “non-Canadian” within the meaning of the Investment Canada Act (Canada),

Capitalization – as at August 8, 2005, the authorized capital of the Purchaser consists of 150,000,000 shares divided into:

60.

100,000,000 common shares without par value, of which 29,537,112 are outstanding, and

61.

50,000,000 preferred shares without par value, non-voting, issuable in one or more series, of which none are issued or outstanding,

Outstanding Rights to Purchase Shares – as at August 8, 2005 the Purchaser has issued or committed to issue 17,097,914 common share purchase warrants and has granted 5,323,840 options to purchase common Shares which are outstanding and which, if fully exercised before their respective expiration dates, entitle the respective holders thereof to acquire in the aggregate 22,421,754 common shares,

Other Interests – the Purchaser does not own any share in or other security of, or have any equity, partnership or proprietary interest in the Assets or business of, any other Person, except its wholly-owned subsidiaries Briyante Software Corp., a British Columbia company, and Visiphor U.S. Corporation, a Delaware corporation, and its 25% ownership interest in Imagis Technologies UK Limited, a United Kingdom company,

Documents Required to be filed – the following documents of the Purchaser:

62.

the audited annual financial statements for the year ended December 31, 2004;

63.

the annual report to shareholders of the Purchaser for the year ended December 31, 2004 including management’s discussion and analysis;

64.

the management’s discussion and analysis dated August 8, 2005 for the Purchaser’s quarterly report to shareholder for the quarter ended June 30, 2005;

65.

the quarterly report to shareholders of the Purchaser for the quarter ended June 30, 2005;

66.

all material change reports filed since December 31, 2004;

67.

the annual information form filed as a Form 10-KSB dated March 18, 2005; and

68.

the management information circular dated May 10, 2005;

were, at their respective dates of issue or publication, true, accurate and complete in all material respects, nor do they omit to state a material fact which at the date thereof was required to be stated or was necessary to prevent a statement that was made from being false or misleading in the circumstances in which it was made, and were prepared in accordance with and complied with the laws, regulations and rules applicable thereto,

Financial Statements – the audited financial statements of the Purchaser for 2004 were prepared in accordance with Canadian GAAP consistently applied and fairly present the financial position of the Purchasers as at December 31, 2004,

No Litigation – there is no claim, suit, action, litigation, arbitration proceeding or Government Entity proceeding, including any appeal or application for review, in progress, pending or to the knowledge of the Purchaser threatened against, or relating to the Purchaser or affecting the Purchaser’s Assets or business,

Compliance with Laws – the Purchaser and its Assets, operations and business have been and are being operated and have been and are in material compliance with all laws or orders applicable to its business or operations.  The Purchaser has not received a notice or other communication alleging a possible violation of any law or order applicable to its business or operation, and

Absence of Undisclosed Liabilities – except to the extent disclosed, reflected or reserved against in its financial statements or incurred in the ordinary and normal course of the business of the company since the date of its most recently filed financial statements, the Purchaser does not have any outstanding indebtedness or any liabilities or obligations (whether accrued, accruing, absolute contingent or otherwise) and all such reserve amounts are adequate based on the past experience of the Purchaser and are consistent with the accounting procedures used by the Purchaser in previous fiscal periods and there is nothing which indicates that such reserves are not adequate or that higher reserves should be taken.

Other Representations

All statements contained in any written certificate or other written instrument delivered by or on behalf of the Purchaser pursuant to this Agreement will be deemed to be representations and warranties by the Purchaser hereunder.

Reliance

The Purchaser acknowledges and agrees that each Vendor has entered into this Agreement relying on the warranties and representations and other terms and conditions of this Agreement.

Survival

The representations and warranties of the Purchaser contained in this Agreement will survive the Closing and continue in full force and effect for a period of 18 months after the Closing Date.

COVENANTS

Conduct of Business

The Vendors and the Company covenant and agree with the Purchaser that until the Closing Date or termination of this Agreement, except as otherwise contemplated in this Agreement or agreed to in writing by the Purchaser, they will cause the Company

Conduct Business in Ordinary and Normal Course – to conduct its business in the ordinary and normal course thereof, including the payment of all current liabilities and accounts in the ordinary and normal course, and not negotiate or execute any new Material Contracts or terminate, cancel or modify in any material respect any existing Material Contracts,

Amalgamations – not to amalgamate, merge or consolidate with or acquire or agree to acquire all or substantially all of the shares or assets of any Person, not to acquire or lease or agree to acquire or lease any business operations or any equity interests in any other

Person, not to acquire or agree to acquire any legal or beneficial interest in any real property and not to occupy, lease, manage or control or agree to occupy, lease, manage, or control any real property or facility,

Non-Arm’s Length Transactions – not to enter into any non-arm’s length transaction other than in the ordinary and normal course of their business,

Liabilities – not to incur any liability, obligation, indebtedness or other commitment (whether accrued, absolute, contingent or otherwise, and whether due or to become due), other than (i) unsecured current liabilities, obligations, indebtedness and commitments incurred in the ordinary and normal course of its businesses and (ii) liabilities incurred in connection with the transactions described herein, and which is not reasonably expected to have a materially adverse affect on the Assets, business or financial condition of the Company,

No Dividends – not to declare, set aside or pay any dividend or make any other distribution with respect to any of their shares, or redeem, repurchase or otherwise acquire, directly or indirectly any of their shares,

No Compromises – not to enter into any compromise or settlement of any litigation, proceeding, or investigation relating to their businesses or any of their Assets,

No Increases – not to increase the compensation of Employees and Contractors, or any increase in any compensation or bonus payable to any of its officers, Employees and Contractors, consultants or agents, or make any loan to, or engage in any transaction with, any Employee and Contractor, officer or director of the Company,

No Accounting Changes – not to make any change to the accounting or tax practices followed by any of the Company, except as may be recommended by the Company’s auditors and made in connection with the preparation of the Audited Financial Statements,

No Breach – not to take any action which would constitute or cause a breach of any representation, warranty, covenant or other obligation of a Vendor or the Company contained in this Agreement,

Continue Insurance – to continue in force all existing policies of insurance presently maintained by the Company, and will report all claims or known circumstances or events which may give rise to a claim to its insurers under the insurance policies in a due and timely manner and to provide copies of those reports to the Purchaser,

Pay Liabilities – to pay and discharge all liabilities or obligations of the Company in the ordinary and normal course of its business consistent with past business practice,

Preserve Business – to preserve intact the business and the Assets, operations and affairs of the Company and carry on the businesses and the affairs of the Company recognizing that neither the Vendors nor the Company has provided any commitment regarding the continuation of, or revenue to be received from, any customer of the business of the Company,

Notice of Change of Control – to promptly contact all Persons who are parties to a Material Contract which contains a change of control termination right in favour of such Person and notify them of the Closing and change of control of the Company and seek notice of such Person’s intention in respect of its ongoing and future business relationship with the Company, and promptly inform the Purchaser in writing of the detailed substance of such communication,

Employee Matters – to use all commercially reasonable efforts to terminate or reach a resolution with respect to both the letter of agreement dated September 19, 2005 between the Company and Farah Azordegan and the memorandum of understanding dated July 18, 2005 between the Company and Rick Jenness that is satisfactory to the Purchaser, acting reasonably, and

Necessary Steps – to take all actions, steps and proceedings that are necessary or desirable to approve or authorize, or to validly and effectively undertake, the execution, delivery and performance of this Agreement and the completion of the transactions contemplated by this Agreement.

Audited Financial Statements

The Company will deliver the Audited Financial Statements, the Interim Financial Statements and a statement of accounts of the Company for the three months ended September 30, 2005, which will consist of the trial balance and the Company’s normal monthly management reporting and will be prepared under accounting principles consistent with those used in respect of the Financial Statements, to the Purchaser at least three Business Days before the Closing Date.

Access for Audit and Visiphor Offering

In order to permit the Purchaser to complete the Visiphor Offering, the Vendors will permit, and will cause the Company to permit, the Purchaser’s financial agents and its professional representatives to have reasonable access during normal business hours to the premises, without disrupting the business, and to the books, accounts, records and other data of the Company (including all corporate, accounting, tax and business records and any electronic or computer accessed data), to the Assets and senior management of the Company.  The Vendors will cause the Company to furnish, and require that the principal bankers, appraisers, independent auditors and other advisors of the Company furnish, to the financial agent such responses to inquiries, financial and operating data and other information with respect to the businesses and Assets of the Company as such agent may from time to time request.

Exclusive Dealings

Until the Closing or termination of this Agreement, the Vendors will not, and will cause the Company and Sunaptic US not to, take any action, directly or indirectly, to encourage, initiate or engage in discussions or negotiations with, or enter into an agreement, or provide any information to, any Person, other than the Purchaser and its designated and authorized representatives, concerning any sale, transfer or assignment of the Sunaptic Shares, shares in the capital of Sunaptic US or any portion of the Company’s businesses.  Until the Closing or termination of this Agreement, the Vendors will notify the Purchaser promptly if any such discussions or negotiations are sought or if any proposal for a sale, transfer or assignment of the Sunaptic Shares, shares in the capital of Sunaptic US or any portion of the Company’s businesses is received.

Fees and Expenses

All legal, administrative and audit fees and expenses, incurred by the Parties in connection with the negotiation, implementation or consummation of this Agreement and all documents and transactions contemplated herein will be paid by the Purchaser.  Notwithstanding the foregoing, the Company, and not the Purchaser, will be responsible for such fees and expenses if a Principal fails to deliver the Principal’s Sunaptic Shares to the Purchaser at the Closing where all other conditions precedent to the Closing have been satisfied or waived, and the Company will promptly reimburse the Purchaser for all such legal, administrative and audit fees and expenses incurred by the Purchaser.

Visiphor Offering

The Purchaser will provide the Company with copies of all correspondence between the Purchaser and the TSX Venture Exchange, and any other relevant stock exchange, concerning the Visiphor Offering, including all conditional and final approvals.

Withholding Tax

Notwithstanding anything else contained in this Agreement, the Purchaser will, in respect of any Vendor, withhold such amount or amounts from any payment due under this Agreement as is required, or as will permit the Purchaser to make the remittance or remittances required, under applicable law in respect of such payment.

PURCHASER’S CONDITIONS PRECEDENT

Purchaser’s Conditions

The obligations of the Purchaser to complete the purchase of the Sunaptic Shares are subject to the satisfaction of or compliance with each of the following conditions precedent on or before the Closing Date

Truth and Accuracy of Representations and Warranties of the Vendors and the Company – the representations and warranties of the Vendors and the Company contained herein are true and correct in all material respects as at the Closing Date with the same effect as if made on the Closing Date,

Performance of Obligations – each Vendor and the Company has, in all material respects, performed and complied with all the obligations, covenants and agreements to be performed and complied with by each of them on or before the Closing Date,

Absence of Change in Financial Condition – there is no material adverse difference between the financial condition of the Company as disclosed in the Audited Financial Statements as compared to the Financial Statements for the year ended December 31, 2004, and no material adverse change in the financial condition of the Company since December 31, 2004,

Absence of Change of Conditions – no event has occurred or condition or state of facts of any character has arisen or legislation (whether by statute, rule, regulation, by-law or otherwise) been introduced which has, or might reasonably be expected to have, a material adverse effect upon the business, operations or financial condition of the Company,

Absence of Damages – no damage, destruction or loss to any Assets of the Company has occurred where the cost of repairing or replacing all such Assets is equal to or greater than $10,000 in total,

Absence of Injunctions – no injunction or restraining order of any court or administrative tribunal of competent jurisdiction will be in effect, enjoining, restricting or prohibiting, the transactions contemplated by this Agreement and no action or proceeding will have been instituted or be pending before any court or administrative tribunal to restrain, restrict or prohibit the transactions between the Parties contemplated by this Agreement or the right of the Company to conduct its businesses after Closing on substantially the same basis as it was conducted before Closing,

Visiphor Offering – the Visiphor Offering has been successfully completed,

TSX Venture Exchange Approval – the TSX Venture Exchange has approved the transactions contemplated by this Agreement including the issuance of the Visiphor Shares,

Authorizations – the Consents and Approvals will have been obtained in writing by the Company and the Vendors, as applicable,

Closing Documentation – the Purchaser receives from the Vendors and the Company the Vendors’ Closing Documents, and

Termination – this Agreement will have not been terminated pursuant to 0.

Waiver

The conditions precedent set forth in this 0 are for the exclusive benefit of the Purchaser and may be waived by the Purchaser in writing in whole or in part on or before the Closing Date.  The waiver by the Purchaser of any condition set forth in this 0, the acknowledgement or agreement by the Purchaser that any such condition has been satisfied and the completion of the purchase and sale transaction contemplated by this Agreement will be without prejudice to the Purchaser’s rights in respect of the warranties, representations, covenants and indemnities of the Vendors and the Company contained in this Agreement.

VENDORS’ CONDITIONS PRECEDENT

Vendors’ Conditions

The obligations of the Vendors to complete the sale of the Sunaptic Shares are subject to the satisfaction of or compliance with each of the following conditions precedent on or before the Closing Date

Truth and Accuracy of Representations and Warranties of the Purchaser – the representations and warranties of the Purchaser contained herein are true and correct in all material respects as at the Closing Date with the same effect as if made on the Closing date,

Performance of Obligations – the Purchaser has, in all material respects, performed and complied with all the obligations, covenants and agreements to be performed and complied with by it on or before the Closing Date,

Absence of Injunctions – no injunction or restraining order of any court or administrative tribunal of competent jurisdiction will be in effect, enjoining, restricting or prohibiting, the transactions contemplated by this Agreement and no action or proceeding will have been instituted or be pending before any court or administrative tribunal to restrain, restrict or prohibit the transactions between the Parties contemplated by this Agreement,

Visiphor Shares – the Visiphor Shares issuable to the Vendors pursuant to this Agreement will have been conditionally approved for listing on the TSX Venture Exchange, subject to official notice of issuance and the filing of all required documentation.  In addition, the Visiphor Shares will be freely tradable no later than four months and a day following Closing,

Authorizations – the Consents and Approvals will have been obtained,

Closing Documentation – the Vendors receive from the Purchaser the Purchaser’s Closing Documents,

Termination – this Agreement will not have been terminated pursuant to 0, and

Absence of Change of Conditions – no event has occurred or condition or state of facts of any character has arisen or legislation (whether by statute, rule, regulation, by-law or otherwise) been introduced which has, or might reasonably be expected to have, a material adverse effect upon the business, operations or financial condition of the Purchaser.

Waiver

The conditions precedent set forth in this 0 are for the exclusive benefit of the Vendors and may be waived by the Vendors in writing in whole or in part on or before the Closing Date.  The waiver by the Vendors of any condition set forth in this 0, the acknowledgement or agreement by the Vendors that any such condition has been satisfied and the completion of the purchase and sale transaction contemplated by this Agreement will be without prejudice to the Vendors’ rights in respect of the warranties, representations, covenants and indemnities of the Purchaser contained in this Agreement.

CLOSING

Closing Date and Location

The Closing will take place on the Closing Date at the offices of the Purchaser’s Solicitors, Suite 1500 – 1055 West Georgia Street, Vancouver, British Columbia, or at such other time, date or location as may be agreed to in writing by the Parties.

Vendor’s Closing Documents

On or before the Closing Date, the Vendors and the Company will deliver, or cause to be delivered, to the Company’s Solicitors, in trust, the following documents:

the share certificates representing the Vendors’ Sunaptic Shares, duly endorsed for transfer to the Purchaser;

a certified copy of resolutions of the directors of the Company authorizing the execution, delivery and performance of this Agreement by the Company, the transfer of the Sunaptic Shares, the registration of the Sunaptic Shares in the name of the Purchaser and the issuance of a share certificate representing the Sunaptic Shares registered in the name of the Purchaser;

a certified copy of the securities register of the Company showing the Purchaser as the registered owner of the Sunaptic Shares;

a share certificate registered in the name of the Purchaser representing the Sunaptic Shares;

a certificate executed by the Company certifying that its representations and warranties contained herein are true and correct as at the Closing Date and that the condition precedent in §0 with respect to the Company has been satisfied;

the Consents and Approvals obtained in writing by the Company and the Vendors, as applicable;

a termination of or other resolution with respect to the letter of agreement dated September 19, 2005 between the Company and Farah Azordegan, in form and substance satisfactory to the Purchaser, acting reasonably;

a termination of or other resolution with respect to the memorandum of understanding dated July 18, 2005 between the Company and Rick Jenness, in form and substance satisfactory to the Purchaser, acting reasonably;

employment agreements between the Company and each Vendor in form and substance satisfactory to the Purchaser and the respective Vendor, acting reasonably, duly executed by the respective Vendor providing for, inter alia, employment of the respective Vendor by the Company for compensation at least commensurate with the total remuneration currently paid to the respective Vendor by the Company as disclosed in writing to the Purchaser, and the assignment and transfer to the Company and waiver of all Intellectual Property or rights therein that the respective Vendor has or may have arising from all past, present or future work performed for or on behalf of the Company, and which agreements may not be terminated by the Company without cause for a period of 12 months from the Closing;

duly signed resignations of each director and officer of the Company;

releases, in form and substance satisfactory to the Purchaser and the Vendors, acting reasonably, executed by each Vendor in favour of the Company releasing it from any and claims and liabilities whatsoever which the Vendor ever had or may have against the Company for or by reason of any matter up to the Closing;

releases, in form and substance satisfactory to the Purchaser and the Vendors, acting reasonably, executed by each of the directors and officers of the Company in favour of and releasing the Company from any and claims and liabilities whatsoever which such director or officer, as the case may be, ever had or may have against the Company for or by reason of any matter up to the Closing;

corporate minute books and all other books and records of the Company;

the corporate seal, if any, for the Company;

a legal opinion, in form and substance satisfactory to the Purchaser and the Vendors, acting reasonably, from the Company’s Solicitors as to the validity of the incorporation,

the good standing and the authorized and issued capital of the Company, as to the title to the Sunaptic Shares, as to the due authorization, execution and delivery of this Agreement by the Company and as to the valid and binding nature of this Agreement, subject to such certificates and qualifications as may be required by the Company’s Solicitors;

a legal opinion, in form and substance satisfactory to the Purchaser and the Vendors, acting reasonably, from Richards, Layton & Finger as to the validity of the incorporation, the good standing and the authorized and issued capital of Sunaptic US and as to the title to the shares in the capital of Sunaptic US, subject to such certificates and qualifications as may be required by Richards, Layton & Finger; and

such other documents and instruments, other than those set out above, as may be reasonably requested by the Purchaser’s Solicitors in order to complete the transactions set out in this Agreement;

and delivery of such documents by the Vendors and the Company in accordance with this §0 will be deemed to satisfy the condition precedent set forth in §0.

Purchaser’s Closing Documents

On or before the Closing Date, the Purchaser will deliver, or cause to be delivered, to the Purchaser’s Solicitors, in trust, the following documents and funds:

certified cheques in payment of the Cash Payment;

legended share certificates registered in the names of the respective Vendors representing the Visiphor Shares;

a certified copy of resolutions of the directors of the Purchaser authorizing the Visiphor Offering and the execution, delivery and performance of this Agreement by the Purchaser;

a certificate executed by the Purchaser certifying that its representations and warranties contained herein are true and correct as at the Closing Date, that the condition precedent in §0 has been satisfied and what its capitalization is immediately following the Closing;

a legal opinion, in form and substance satisfactory to the Vendors and the Purchaser, acting reasonably, from the Purchaser’s Solicitors as to the good standing of the Purchaser, as to the due authorization, execution and delivery of this Agreement by the Purchaser, as to the valid and binding nature of this Agreement, as to the securities exemption in British Columbia for the issuance of the Visiphor Shares and as to the approval for listing on the TSX Venture Exchange of the Visiphor Shares, subject to such certificates and qualifications as may be required by the Purchaser’s Solicitors; and

such other documents and instruments, other than those set out in above, as may be reasonably requested by the Company’s Solicitors in order to complete the transactions set out in this Agreement.

and delivery of such documents and funds by the Purchaser in accordance with this §0 will be deemed to satisfy the condition precedent set forth in §0.

Escrow of Visiphor Shares

On or before the Closing Date the Vendors and the Purchaser will execute and deliver the Escrow Agreement.  The Parties acknowledge and agree that on the Closing Date legended certificates representing the Visiphor Shares will be delivered to the Escrow Agent in trust to be held in escrow in accordance with the Escrow Agreement.

TERMINATION

Termination Rights

This Agreement may, by notice in writing given before or on the Closing Date, be terminated:

by mutual consent of the Vendors and the Purchaser;

by the Purchaser if any of the conditions precedent in 0 have not been satisfied at or before Closing and the Purchaser has not waived such condition precedent at or before Closing;

by the Vendors if any of the conditions precedent in 0 have not been satisfied at or before Closing and the Vendors have not waived such condition precedent at or before Closing; or

by any Party if the Closing has not occurred on or before December 18, 2005, or such later date as the Parties may agree to in writing, unless the Closing has not occurred by such date because the Party seeking to terminate this Agreement has failed to perform any one or more of its obligations or covenants under this Agreement to be performed at or before Closing.

Effect of Termination

Each Party’s right of termination under this Part is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies.  Nothing in this Part limits or affects any other rights or causes of action any Party may have with respect to the representations, warranties, covenants and indemnities in its favour contained in this Agreement.  If a Party waives compliance with any of the conditions, obligations or covenants contained in this Agreement, the waiver will be without prejudice to any of its rights of termination in the event of non-fulfillment, non-observance or non-performance of any other condition, obligation or covenant in whole or in part.

If this Agreement is terminated pursuant to any provision of §0, all obligations of the Parties under this Agreement will terminate, except if this Agreement is terminated by a Party because of a breach of this Agreement by the another Party or because a condition for the benefit of the terminating Party has not been satisfied because the other Party has failed to perform any of its obligations or covenants under this Agreement which are reasonably capable of being performed or caused to be performed by such Party, and the terminating Party’s right to pursue all legal remedies will survive such termination unimpaired.  For greater certainty, the Non-Disclosure Agreement between the Purchaser and the Company dated July 22, 2005 will survive the termination of this Agreement for any reason and remain in full force and effect.

INDEMNITIES

Indemnification of Purchaser

Each Vendor, severally and not jointly in any combination, covenants and agrees with the Purchaser to fully and promptly indemnify and keep whole the Purchaser against all liabilities, claims, demands, actions, causes of action, damages, losses, costs and expenses (including legal fees on a solicitor and the solicitor’s own client basis) (collectively, a “claim”) suffered or incurred by the Purchaser, the Company or Sunaptic US, directly or indirectly, by reason of or arising out of the untruth or incorrectness of any representation or warranty contained in this Agreement made by such Vendor or a breach by such Vendor of any obligation, covenant, term or provision to be observed or performed by such Vendor pursuant to this Agreement, or any other agreement, certificate or instrument contemplated by this Agreement, or the untruth or incorrectness of any representation or warranty contained in this Agreement made by the Company or a breach by the Company of any obligation, covenant, term or provision to be observed or performed by the Company pursuant to this Agreement, or any other agreement, certificate or instrument contemplated by this Agreement, provided that such claim is suffered or incurred by the Purchaser or the Company:

within 18 months of the Closing Date in respect of a claim arising out of the breach by such Vendor or the Company of any obligation, covenant, term or provision to be observed or performed by such Vendor or the Company pursuant to this Agreement, or any other agreement, certificate or instrument contemplated by this Agreement, within the respective survival period of the representation or warranty set forth in §0 in respect of a claim arising out of the untruth or incorrectness of any representation or warranty contained in this Agreement made by the Vendor or the Company.

Indemnification of Vendor

The Purchaser covenants and agrees with each Vendor to fully and promptly indemnify and keep whole the Vendor against all claims suffered or incurred by such Vendor, directly or indirectly, by reason of or arising out of the untruth or incorrectness of any representation or warranty contained in this Agreement made by the Purchaser or a breach by the Purchaser of any obligation, covenant, term or provision to be observed or performed by the Purchaser pursuant to this Agreement, or any other agreement, certificate or instrument contemplated by this Agreement, provided that such claim is suffered or incurred by such Vendor within 18 months of the Closing Date.

Limitations

Notwithstanding any other provision of this Agreement,

the maximum aggregate amount of liability of each Vendor to the Purchaser hereunder will be

69.

unlimited in respect of a claim arising out of

the untruth or incorrectness of a representation or warranty contained in §0, §0, §0 or §0 of this Agreement made by the Vendor or the Company, or the untruth or incorrectness of any representation or warranty contained in this Agreement made by the Vendor or the Company or a breach by the Vendor or the Company of any obligation, covenant, term or provision to be observed or performed by the Vendor or the Company pursuant to this Agreement or any other agreement, certificate or instrument contemplated by this Agreement, involving fraud, wilful misrepresentation, wilful misconduct or wilful concealment by or on behalf of the Vendor or the Company, and

70.

limited to the dollar value, based on their issue price, of the Visiphor Shares apportioned to such Vendor in respect of all other claims,

the maximum aggregate amount of liability of the Purchaser to each Vendor hereunder will be

71.

unlimited in respect of a claim arising out of the untruth or incorrectness of any representation or warranty contained in this Agreement made by the Purchaser or a breach by the Purchaser of any obligation, covenant, term or provision to be observed or performed by the Purchaser pursuant to this Agreement or any other agreement, certificate or instrument contemplated by this Agreement, involving fraud, wilful misrepresentation, wilful misconduct or wilful concealment by or on behalf of the Purchaser, and

72.

limited to the dollar value, based on their issue price, of the Visiphor Shares apportioned to such Vendor in respect of all other claims,

no claim for indemnification will be made by a Minority Shareholder until the aggregate amount of all such claims to be made by such Minority Shareholder exceeds $10,000,

no claim for indemnification will be made by a Principal until the aggregate amount of all such claims to be made by such Principal exceeds $30,000, and except for a claim arising out of the untruth or incorrectness of a representation or warranty contained in §0, §0, §0 or §0 of this Agreement, no claim for indemnification will be made by the Purchaser until the aggregate amount of all such claims to be made by the Purchaser exceeds $10,000 in the case of a claim against a Minority Shareholder and $30,000 in the case of a claim against a Principal.

Exclusive Remedy

The rights of indemnity set forth in this 0 are the sole and exclusive remedy of each Party in respect of the untruth or incorrectness of any representation or warranty contained in this Agreement or a breach of any obligation, covenant, term or provision to be observed or performed pursuant to this Agreement or any other agreement, certificate or instrument contemplated by this Agreement.  Accordingly, the Parties waive, from and after the Closing, any and all rights, remedies and claims that one Party may have against any other, whether at law, under any statute or in equity, or otherwise directly or indirectly, relating to the provisions of this Agreement or the transactions contemplated by this Agreement other than those expressly provided for in this 0 and other than those arising with respect to fraud, wilful misrepresentation, wilful misconduct or wilful concealment.

Indemnification Procedures for Third Party Claims

In the case of claims made by a third party with respect to which indemnification is sought hereunder the Party seeking indemnification (the "indemnified party") will give prompt notice, and in any event within 20 days, to the Party from whom indemnification is sought (the "indemnifying party") of any such claims made upon it;

the indemnifying party will have the right, by notice to the indemnified party given not later than 30 days after receipt of the notice described in §0, to assume the control of the defence, compromise or settlement of the claim, provided that such assumption will, by its terms, be without cost to the indemnified party and provided further that the indemnifying party will have acknowledged in writing its obligation to indemnify the indemnified party in accordance with the terms contained in this 0 in respect of that claim;

upon the assumption of control of any claim by the indemnifying party as set out in §0, the indemnifying party will diligently proceed with the defence, compromise or settlement of the claim at its sole expense, including if necessary, employment of counsel reasonably satisfactory to the indemnified party and, in connection therewith, the indemnified party will co-operate fully, but at the expense of the indemnifying party with respect to any out-of-pocket expenses incurred, to make available to the indemnifying party all pertinent information and witnesses under the indemnified party's control, make such assignments and take such other steps as in the opinion of counsel for the indemnifying party are reasonably necessary to enable the indemnifying party to conduct such defence.  The indemnified party will also have the right to participate in the negotiation, settlement or defence of any claim at its own expense;

the final determination of any claim pursuant to this §0, including all related costs and expenses, will be binding and conclusive upon the Parties as to the validity or invalidity, as the case may be of such claim against the indemnifying party; and

if the indemnifying party does not assume control of a claim as permitted in §0, the indemnifying party will still be obligated to indemnify the indemnified party in respect of such claim in accordance with the terms contained in this 0.

GENERAL

Governing Law and Attornment

This Agreement will be exclusively governed by, and interpreted and construed in accordance with, the laws prevailing in the Province of British Columbia and the parties irrevocably and unconditionally attorn to the jurisdiction of the courts of British Columbia and all courts having appellate jurisdiction thereover.  Each party hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement.

Notices

Every notice, request, demand or direction to be given pursuant to this Agreement must be in writing and must be delivered by hand (e.g. Federal Express or other reputable courier service) or sent by facsimile transmission or other similar form of written transmission by electronic means, in each case addressed as follows:

if to the Purchaser:

Suite 1100 – 4710 Kingsway

Burnaby, British Columbia

V5H 4M2

Facsimile:  (604) 684-9314

Attention:  Chief Financial Officer

with a copy to the Purchaser’s Solicitors:

Lang Michener LLP

1500 – 1055 West Georgia Street

Vancouver, British Columbia

V6E 4N7

Facsimile:  (604) 893-2356

Attention:  Leo Raffin

if to the Company:

Suite 410 – 1508 West Broadway

Vancouver, British Columbia

V6J 1W8

Facsimile:  (604) 730-0891

Attention:  Mike Hilton, President

with a copy to the Company’s Solicitors:

Blake, Cassels & Graydon LLP

2600 – 595 Burrard Street

Vancouver, British Columbia

V7X 1L3

Facsimile:  (604) 631-3309

Attention:  Jocelyn Kelley

if to a Vendor at the addresses listed at the beginning of this Agreement or to such other address or transmission receiving station in as specified by a party by notice to each other party.  Any notice delivered by hand or sent by facsimile transmission will be deemed conclusively to have been effectively given on the day notice was delivered or sent as aforesaid if it was delivered or sent on a day that was a Business Day at the place of the intended recipient, or on the next day that is a Business Day at such place if it was delivered or sent on a day that was not a Business Day at such place.

Time of Essence

Time is of the essence in the performance of each obligation under this Agreement.

Public Notices

The Parties agree that all notices to third parties and all other publicity concerning the transactions contemplated by this Agreement will be jointly planned and co-ordinated and no Party will act unilaterally in this regard without the prior approval of the others, such approval not to be unreasonably withheld.

Public Disclosure

Before and after Closing, none of the Parties will disclose the terms of this Agreement, except as reasonably required for income tax purposes or as otherwise may be required by law including all securities laws and applicable stock exchange rules and policies.  Notwithstanding the foregoing, in the case of any public filing of this Agreement under applicable securities laws the Parties will use reasonable efforts to jointly plan and coordinate such filings.

Entire Agreement

This Agreement, the Escrow Agreement and the Non-Disclosure Agreement between the Purchaser and the Company dated July 22, 2005 constitute the entire agreement between the Parties and supersedes all prior agreements and understandings, oral or written, including the Term Sheet, by and between any of the Parties with respect to the subject matter hereof.

Waiver and Consent

No delay or failure by a party to exercise any of its rights under this Agreement constitutes a waiver of any such right.  No consent or waiver, express or implied, by a party to, or of any breach or default by any other party of, any or all of its obligations under this Agreement will, be valid unless it is in writing and stated to be a consent or waiver pursuant to this §0;

be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

constitute a general waiver under this Agreement; or

eliminate or modify the need for a specific consent or waiver pursuant to this §0 in any other or subsequent instance.

Severability

If a court of other tribunal of competent jurisdiction determines that any one or more of the provisions contained in this Agreement is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless in either case as a result of such determination this Agreement would fail in its essential purpose.

Amendments

This Agreement may not be amended except in writing signed by each Party.

Further Assurances

The Parties will with reasonable diligence, do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each Party will provide such further documents or instruments required by the other Party as may be reasonably necessary or desirable to give effect to the purpose of this Agreement and carry out its provisions whether before or after the Closing Date.

Assignment

No Party may assign this Agreement or any rights or obligations under this Agreement without the prior written consent of the other Parties.

Enurement

This Agreement and each of the terms and provisions hereof will enure to the benefit of and be binding upon the Parties and their respective heirs, executors, administrators, personal representatives, successors and assigns.

Counterparts

This Agreement may be executed in any number of counterparts, in original form or by facsimile, each of which will together, for all purposes, constitute one and the same instrument, binding on the parties, and each of which will together be deemed to be an original, notwithstanding that each party is not a signatory to the same counterpart.

IN WITNESS WHEREOF the Parties have duly executed this Agreement effective as of the day and year first above written.

/s/ Michael Hilton

/s/ Marshall Pawar

MICHAEL HILTON                                               Witness

/s/ Thomas Jame Healy

/s/ Marshall Pawar

THOMAS JAME HEALY                                       Witness

/s/ Ronald E. Matthews

/s/ Marshall Pawar

RONALD E. MATTHEWS                                     Witness

/s/ Jason Fyfe

/s/ Marshall Pawar

JASON FYFE                                                            Witness

/s/ Paul McHenry

/s/ Marshall Pawar

PAUL McHENRY                                                    Witness

/s/ Simon Chester

/s/ Marshall Pawar

SIMON CHESTER                                                  Witness

/s/ Adam Bowron

/s/ Marshall Pawar

ADAM BOWRON                                                   Witness

SUNAPTIC SOLUTIONS INCORPORATED

Per:

/s/Michael Hilton

Authorized Signatory

Per:

/s/ Thomas Jame Healy

Authorized Signatory

VISIPHOR CORPORATION

Per:

/s/ Roy Trivett

Authorized Signatory

Schedule 0

Consents and Approvals

Schedule 0

Financial Statements

Schedule 0

Disclosure Schedule

Exhibit 99.1

VISIPHOR COMPLETES ACQUISITION OF SUNAPTIC SOLUTIONS

VANCOUVER, CANADA, November 21, 2005 – Visiphor Corporation (“Visiphor”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) announced today that further to its news release dated October 6, 2005, it has completed its acquisition of Sunaptic Solutions Incorporated (“Sunaptic”), a privately held, Vancouver-based company specializing in providing integration solutions using Microsoft technologies such as .NET and BizTalk Server for the health care and financial services marketplaces. Visiphor acquired 100% of the outstanding shares of Sunaptic for consideration of $3,200,000, consisting of $2,720,000 in cash and 1,066,666 common shares of Visiphor at a deemed price of $0.45 per share. Such shares will be held in escrow, with 50% to be released on the 12th and 18th month anniversary dates of the closing of the acquisition, respectively.

“We are very excited about the completion of this transaction. The benefits of the Visiphor-Sunaptic combination have been increasingly clear to both companies during the closing period” said Visiphor President and CEO Roy Trivett. “This expands the scope of our solution expertise to include all aspects of business process integration. The new domain expertise in health care and financial services will fuel accelerated expansion of our customer base in these areas.”

Mike Hilton the President of Sunaptic added “Combining with Visiphor gives us the critical mass needed for rapid growth as a leading provider of business integration solutions. This will allow us to immediately expand the profitable business that Sunaptic has established in the health care and financial services arenas.”

Visiphor’s Chairman, Oliver “Buck” Revell stated, “Mike and his team are a valuable addition to Visiphor. The company is now optimally positioned to expand its business base to large enterprise and government clients in both the US and Canada.”

The cash portion of the consideration for the acquisition was funded by interim loan financing that Visiphor will repay in full through partial proceeds of its brokered private placement, which is anticipated to close on or about November 25, 2005. The original terms of the brokered private placement were amended as set out in Visiphor’s news release dated November 18, 2005.

About Visiphor

Visiphor software products and consulting services deliver practical, rapidly deployable solutions that integrate business processes and databases. The company’s solutions focus on disparate process and data management problems that exist in government, law enforcement, security, health care and financial services. Using industry standard Web Services and Service Oriented Architecture (SOA), Visiphor delivers a secure and economical approach to true, real-time application interoperability.

Our flagship product, referred to as the Briyante Integration Environment (BIE), has a production-proven ability to reduce the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers and datasets. The broad ranging applicability of BIE into a variety of areas (e.g. health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by highly successful deployments in the United States and Canada. Visiphor systems are utilized in Canada, the United Kingdom, United States, Mexico and the Far East. The company is a Microsoft Certified Partner. For information about Visiphor or the company’s products and services, please refer to www.visiphor.com.

-- 30 --

ON BEHALF OF THE BOARD OF DIRECTORS

“Roy Trivett”
President and CEO, Visiphor Corporation

Media Inquiries:

Eric Westra - Manager, Marketing & Communications

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 226

E-mail: eric.westra@visiphor.com

Investor Inquiries:

Rick Peterson – VP Capital Markets

Visiphor Corporation

Phone: +1-604-684-2883

E-mail: rick.peterson@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor Corporation’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Exhibit 99.2

VISIPHOR ANNOUNCES AMENDMENTS TO
PRIVATE PLACEMENT OFFERING

VANCOUVER, CANADA, November 18, 2005 – Visiphor Corporation (“Visiphor”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) announced today that it has amended the offering price of its proposed brokered private placement by way of offering memorandum from $0.50 per subscription receipt, which was previously announced on October 6, 2005, to $0.45 per subscription receipt (the “Offering”). The Offering will now consist of up to 12,222,500 million subscription receipts (the “Subscription Receipts”), each Subscription Receipt exercisable into a unit (the “Units”) consisting of one common share and one half common share purchase warrant. The original terms of the Offering provided that each whole warrant was exercisable at $0.60 per share for one year from the date of issue and $0.75 per share for the second year. After amendment, each whole warrant will entitle the holder thereof to acquire one additional common share in the capital of Visiphor at an exercise price of $0.50 per share for one year from the date of issue of the Subscription Receipts. The terms of the Units that are subject to the agents’ option are similarly amended. In addition, the agents will now receive 55,555 common shares of Visiphor at the issue price of $0.45 in lieu of a cash work fee, and a portion of the agents’ commission of 7% will now be settled by the issuance of 66,666 common shares at the issue price of $0.45.

The securities will not be registered under the United States Securities Act of 1933, as amended (the "US Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, “US persons”, as such term in defined in Regulation S promulgated under the Securities Act, except in certain transactions exempt from the registration requirements of the US Securities Act.

This news release shall not constitute an offer to sell or an offer to buy the securities in any jurisdiction.

About Visiphor

Visiphor software products and customer solutions deliver integrated access to applications and databases. The company’s solutions also automate law enforcement procedures and evidence handling, often incorporating Visiphor’s powerful biometric tools. Using industry standard “Web Services”, Visiphor delivers a secure and economical approach to true, real-time application interoperability. The corresponding product suite is referred to as the Briyante Integration Environment (BIE).

Production deployments of BIE have demonstrated remarkable reductions in the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers. The broad ranging applicability of BIE into a variety of areas (e.g., health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by recent, highly successful deployments in the United States and Canada. Visiphor systems are deployed in Canada, the United Kingdom, United States, Mexico and the Far East. Visiphor is a Microsoft Certified Partner. For information about the company or its products and services, please refer to www.visiphor.com.

Visiphor trades under the following stock symbols: OTCBB: VISRF; TSX-V: VIS; DE: IGYA

-- 30 --

ON BEHALF OF THE BOARD OF DIRECTORS

“Roy Trivett”

President and CEO, Visiphor Corporation

Media Inquiries:

Eric Westra - Manager, Marketing & Communications

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 226

E-mail: eric.westra@visiphor.com

Investor Inquiries:

Rick Peterson – VP Capital Markets

Visiphor Corporation

Phone: +1-604-684-2883

E-mail: rick.peterson@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.